                                                              Exhibit 99.B-24(a)

                      Exhibit 16(24)(a) Powers of Attorney
                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

SOUTHLAND LIFE INSURANCE COMPANY:

As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106           811-08976

hereby ratifying and confirming on this 16th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


            /s/ Shaun P. Mathews
---------------------------------------------
               Shaun P. Mathews

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 16th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


            /s/ R. Michael Conley
---------------------------------------------
              R. Michael Conley

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 23rd day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


            /s/ Gregory McGreevey
---------------------------------------------
              Gregory McGreevey

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director, President and Chief Executive Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 17th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


             /s/ James R. Gelder
---------------------------------------------
               James R. Gelder

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 23rd day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


            /s/ Audrey R. Kavanagh
---------------------------------------------
              Audrey R. Kavanagh

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 13th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


            /s/ Ulric Haynes, Jr.
---------------------------------------------
              Ulric Haynes, Jr.

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 24th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


              /s/ James F. Lille
---------------------------------------------
                James F. Lille

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 13th day of February 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


              /s/ Brian D. Comer
---------------------------------------------
                Brian D. Comer

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director and President of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75972            33-76026           333-60016
2-52449             33-75974            33-79118           333-69574
33-02339            33-75976            33-79122           333-72079
33-34370            33-75978            33-81216           333-86276
33-42555            33-75980            33-87642           333-86278
33-60477            33-75982            33-87932           333-87305
33-61897            33-75984            33-88720           333-89953
33-62473            33-75986            33-88722           333-101761
33-64277            33-75988            33-88724           333-104456
33-75248            33-75990            33-89858           333-105479
33-75954            33-75992            33-91846           333-109622
33-75956            33-75994            333-01107          333-109860
33-75958            33-75996            333-09515
33-75960            33-75998            333-15817
33-75962            33-76000            333-27337
33-75964            33-76002            333-37448
33-75966            33-76004            333-49176
33-75968            33-76018            333-49495
33-75970            33-76024            333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513           811-04536          811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director and President of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore,
Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749            33-63657            333-49581
33-62481            33-80750            333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director and President of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827            333-33914           333-66757          333-104547
33-59261            333-33924           333-70600          333-104548
333-23351           333-35592           333-70602          333-111686
333-28679           333-57212           333-90516
333-28755           333-57218           333-101481
333-28769           333-63692           333-104539
333-30180           333-63694           333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626           811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director and President of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392             333-47094           333-92000
33-57244            333-69431           333-105319
33-65870            333-100207
33-69892            333-100708
333-18517           333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-9002

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director and President of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190            333-34404           333-90577
33-78444            333-50278
33-88148            333-72753
333-34402           333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196

SOUTHLAND LIFE INSURANCE COMPANY:

As Director and President of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106           811-08976

hereby ratifying and confirming on this February 13th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


               /s/Keith Gubbay
---------------------------------------------
                 Keith Gubbay

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint
Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75972            33-76026           333-60016
2-52449             33-75974            33-79118           333-69574
33-02339            33-75976            33-79122           333-72079
33-34370            33-75978            33-81216           333-86276
33-42555            33-75980            33-87642           333-86278
33-60477            33-75982            33-87932           333-87305
33-61897            33-75984            33-88720           333-89953
33-62473            33-75986            33-88722           333-101761
33-64277            33-75988            33-88724           333-104456
33-75248            33-75990            33-89858           333-105479
33-75954            33-75992            33-91846           333-109622
33-75956            33-75994            333-01107          333-109860
33-75958            33-75996            333-09515
33-75960            33-75998            333-15817
33-75962            33-76000            333-27337
33-75964            33-76002            333-37448
33-75966            33-76004            333-49176
33-75968            33-76018            333-49495
33-75970            33-76024            333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513           811-04536          811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749            33-63657            333-49581
33-62481            33-80750            333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827            333-33914           333-66757          333-104547
33-59261            333-33924           333-70600          333-104548
333-23351           333-35592           333-70602          333-111686
333-28679           333-57212           333-90516
333-28755           333-57218           333-101481
333-28769           333-63692           333-104539
333-30180           333-63694           333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626           811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and
Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392             333-47094           333-92000
33-57244            333-69431           333-105319
33-65870            333-100207
33-69892            333-100708
333-18517           333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-9002

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190            333-34404           333-90577
33-78444            333-50278
33-88148            333-72753
333-34402           333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196

SOUTHLAND LIFE INSURANCE COMPANY:

As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106           811-08976

hereby ratifying and confirming on this 13th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


           /s/Jacques de Vaucleroy
---------------------------------------------
             Jacques de Vaucleroy

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75972            33-76026           333-60016
2-52449             33-75974            33-79118           333-69574
33-02339            33-75976            33-79122           333-72079
33-34370            33-75978            33-81216           333-86276
33-42555            33-75980            33-87642           333-86278
33-60477            33-75982            33-87932           333-87305
33-61897            33-75984            33-88720           333-89953
33-62473            33-75986            33-88722           333-101761
33-64277            33-75988            33-88724           333-104456
33-75248            33-75990            33-89858           333-105479
33-75954            33-75992            33-91846           333-109622
33-75956            33-75994            333-01107          333-109860
33-75958            33-75996            333-09515
33-75960            33-75998            333-15817
33-75962            33-76000            333-27337
33-75964            33-76002            333-37448
33-75966            33-76004            333-49176
33-75968            33-76018            333-49495
33-75970            33-76024            333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513           811-04536          811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749            33-63657            333-49581
33-62481            33-80750            333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827            333-33914           333-66757          333-104547
33-59261            333-33924           333-70600          333-104548
333-23351           333-35592           333-70602          333-111686
333-28679           333-57212           333-90516
333-28755           333-57218           333-101481
333-28769           333-63692           333-104539
333-30180           333-63694           333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626           811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and
Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392             333-18517           333-100708
33-57244            333-47094           333-100209
33-65870            333-69431           333-92000
33-69892            333-100207          333-105319

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-9002

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190            333-34404           333-90577
33-78444            333-50278
33-88148            333-72753
333-34402           333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196

SOUTHLAND LIFE INSURANCE COMPANY:

As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106           811-08976

hereby ratifying and confirming on this 13th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                  SIGNATURE


            /s/Thomas J. McInerney
---------------------------------------------
             Thomas J. McInerney

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75972            33-76026           333-60016
2-52449             33-75974            33-79118           333-69574
33-02339            33-75976            33-79122           333-72079
33-34370            33-75978            33-81216           333-86276
33-42555            33-75980            33-87642           333-86278
33-60477            33-75982            33-87932           333-87305
33-61897            33-75984            33-88720           333-89953
33-62473            33-75986            33-88722           333-101761
33-64277            33-75988            33-88724           333-104456
33-75248            33-75990            33-89858           333-105479
33-75954            33-75992            33-91846           333-109622
33-75956            33-75994            333-01107          333-109860
33-75958            33-75996            333-09515
33-75960            33-75998            333-15817
33-75962            33-76000            333-27337
33-75964            33-76002            333-37448
33-75966            33-76004            333-49176
33-75968            33-76018            333-49495
33-75970            33-76024            333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513           811-04536          811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749            33-63657            333-49581
33-62481            33-80750            333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827            333-33914           333-66757          333-104547
33-59261            333-33924           333-70600          333-104548
333-23351           333-35592           333-70602          333-111686
333-28679           333-57212           333-90516
333-28755           333-57218           333-101481
333-28769           333-63692           333-104539
333-30180           333-63694           333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626           811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and
Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392             333-47094           333-92000
33-57244            333-69431           333-105319
33-65870            333-100207
33-69892            333-100708
333-18517           333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-09002

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190            333-34404           333-90577
33-78444            333-50278
33-88148            333-72753
333-34402           333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196

SOUTHLAND LIFE INSURANCE COMPANY:

As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106           811-08976

hereby ratifying and confirming on this 13th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE

            /s/Kathleen A. Murphy
---------------------------------------------
              Kathleen A. Murphy

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director and Chief Financial Officer (principal accounting officer) of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75972            33-76026           333-60016
2-52449             33-75974            33-79118           333-69574
33-02339            33-75976            33-79122           333-72079
33-34370            33-75978            33-81216           333-86276
33-42555            33-75980            33-87642           333-86278
33-60477            33-75982            33-87932           333-87305
33-61897            33-75984            33-88720           333-89953
33-62473            33-75986            33-88722           333-101761
33-64277            33-75988            33-88724           333-104456
33-75248            33-75990            33-89858           333-105479
33-75954            33-75992            33-91846           333-109622
33-75956            33-75994            333-01107          333-109860
33-75958            33-75996            333-09515
33-75960            33-75998            333-15817
33-75962            33-76000            333-27337
33-75964            33-76002            333-37448
33-75966            33-76004            333-49176
33-75968            33-76018            333-49495
33-75970            33-76024            333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513           811-04536          811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director and Chief financial Officer (principal accounting officer) of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749            33-63657            333-49581
33-62481            33-80750            333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director and Chief Financial Officer (principal accounting officer) of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker,
Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827            333-33914           333-66757          333-104547
33-59261            333-33924           333-70600          333-104548
333-23351           333-35592           333-70602          333-111686
333-28679           333-57212           333-90516
333-28755           333-57218           333-101481
333-28769           333-63692           333-104539
333-30180           333-63694           333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626           811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director and Chief Financial Officer (principal accounting officer) of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and
Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392             333-47094           333-92000
33-57244            333-69431           333-105319
33-65870            333-100207
33-69892            333-100708
333-18517           333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-9002

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director and Chief Financial Officer (principal accounting officer) of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director and Chief Financial Officer (principal accounting officer) of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190            333-34404           333-90577
33-78444            333-50278
33-88148            333-72753
333-34402           333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196

SOUTHLAND LIFE INSURANCE COMPANY:

As Director and Chief Financial Officer (principal accounting officer) of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106           811-08976

hereby ratifying and confirming on this 17th day of February 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


              /s/David A. Wheat
---------------------------------------------
                David A. Wheat

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 17th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


              /s/ Mark A. Tullis
---------------------------------------------
                Mark A. Tullis

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 13th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


             /s/Charles B. Updike
---------------------------------------------
              Charles B. Updike

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 16th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


               /s/Ross M. Weale
---------------------------------------------
                Ross M. Weale

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-9002

SOUTHLAND LIFE INSURANCE COMPANY:

As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106           811-08976

hereby ratifying and confirming on this 17th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


                  SIGNATURE


            /s/Stephen J. Preston
---------------------------------------------
              Stephen J. Preston